         Securities Exchange Act of 1934 -- Form 8-K

---------------------------------------------------------------

                SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                           FORM 8-K




PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

                        Date of Report :
                        January 15, 1997
-----------------------------------------------------------------



               CBL & ASSOCIATES PROPERTIES, INC.
-----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)



Delaware                 1-12494                 62-1545718
-----------------      -----------------    ----------------------
(State or other          (Commission            (IRS Employer
jurisdiction of          File Number)            Identification
incorporation)                                   Number)



 One Park Place, 6148 Lee Highway, Chattanooga, Tennessee 37421
-----------------------------------------------------------------
            (Address of principal executive offices)



      Registrant's telephone number, including area code:
                         (423) 855-0001
-----------------------------------------------------------------

                 CBL & ASSOCIATES PROPERTIES, INC.

Charles B. Lebovitz, Chairman of the Board, President and Chief Executive Officer of CBL & Associates Properties, Inc. (NYSE: CBL) announced on
January 1, 1997, the promotions of seven executives effective January 1, 1997, together with the resignation of James L. Wolford, Senior Executive Vice-President of the Company.

The seven executives promoted were as follows:

Stephen D. Lebovitz - promoted to Executive Vice-President-Development

Ben S. Landress - promoted to Executive Vice-President-Management

Ronald L. Fullam - promoted to Senior Vice-President-Development

Ronald S. Gimple - promoted to Senior Vice-President and General Counsel

Michael I. Lebovitz - promoted to Senior Vice-President-Mall Projects

Eric P. Snyder - promoted to Senior Vice-President and Director of Corporate Leasing

Augustus N. Stephas - promoted to Senior Vice-President Accounting and
Controller

Mr. Wolford's retirement is effective on January 15, 1997. Mr. Wolford plans to pursue other interests outside the shopping center industry.
Mr. Wolford has been associated with the CBL organization for almost twenty-four years, and has been in charge of the mall development program. Stephen D. Lebovitz, previously responsible for community center development, with now oversee all new development, including regional malls and communtiy centers.


                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            CBL & ASSOCIATES PROPERTIES, INC.


                                    John N. Foy
                              ---------------------------
                                     John N. Foy
                               Executive Vice President,
                              Chief Financial Officer and
                                      Secretary
                              (Authorized Officer of the
                                     Registrant,
                            Principal Financial Officer and
                             Principal Accounting Officer)

Date: January 15, 1997